Offerings - Offering: 1	Aug. 20, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	8,187
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 8,187,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 1,208.41
Offering Note	Fee per Rule 457(r)